Fourth Quarter 2025
Financial Supplement

Use of non-GAAP Financial Measures

This Financial Supplement contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment adjusted revenue, consolidated and segment adjusted noninterest expense and adjusted noninterest income, consolidated and segment adjusted efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be adjusted in nature. The Company refers to these non-GAAP measures as adjusted measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-adjusted gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Financial Supplement for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of or for the Three Months Ended
	Dec 2025	Sep 2025	Jun 2025	Mar 2025	Dec 2024
Selected Balance Sheet Data
Cash and cash equivalents	$1,155,895	$1,280,033	$1,165,729	$794,706	$1,042,488
Investment securities, at fair value	1,459,734	1,428,401	1,337,565	1,580,720	1,538,008
Loans held for sale	201,076	167,449	144,212	172,770	126,760
Loans HFI	12,383,626	12,297,600	9,874,282	9,771,536	9,602,384
Allowance for credit losses on loans HFI	(185,983)	(184,993)	(148,948)	(150,531)	(151,942)
Total assets	16,300,292	16,236,459	13,354,238	13,136,449	13,157,482
Interest-bearing deposits (non-brokered)	10,649,932	10,634,555	8,692,848	8,623,636	8,625,113
Brokered deposits	625,634	487,765	518,719	414,428	469,089
Noninterest-bearing deposits	2,634,395	2,690,635	2,191,903	2,163,934	2,116,232
Total deposits	13,909,961	13,812,955	11,403,470	11,201,998	11,210,434
Borrowings	212,764	213,638	164,485	168,944	176,789
Allowance for credit losses on unfunded commitments	16,196	17,392	12,932	6,493	6,107
Total common shareholders' equity	1,948,165	1,978,043	1,611,130	1,601,962	1,567,538
Selected Statement of Income Data
Total interest income	$235,238	$236,898	$182,084	$179,706	$186,369
Total interest expense	85,434	89,658	70,669	72,065	77,988
Net interest income	149,804	147,240	111,415	107,641	108,381
Total noninterest income (loss)	28,795	26,635	(34,552)	23,032	21,997
Total noninterest expense	107,548	109,856	81,261	79,549	73,174
Earnings (losses) before income taxes and provisions for credit losses	71,051	64,019	(4,398)	51,124	57,204
Provisions for credit losses	1,232	34,417	5,337	2,292	7,084
Income tax expense (benefit)	12,834	6,227	(12,652)	9,471	12,226
Net income applicable to noncontrolling interest	8	—	8	—	8
Net income applicable to FB Financial Corporation	$56,977	$23,375	$2,909	$39,361	$37,886
Net interest income (tax-equivalent basis)	$150,642	$148,088	$112,236	$108,427	$109,004
Adjusted net income*	$61,494	$57,606	$40,821	$40,108	$39,835
Adjusted pre-tax, pre-provision net revenue*	$77,118	$80,980	$58,649	$52,134	$59,829
Per Common Share
Diluted net income	$1.07	$0.43	$0.06	$0.84	$0.81
Adjusted diluted net income*	1.16	1.07	0.88	0.85	0.85
Book value	37.64	37.00	35.17	34.44	33.59
Tangible book value*	30.27	29.83	29.78	29.12	28.27
Weighted average number of shares outstanding - fully diluted	53,074,753	53,957,062	46,179,090	47,024,211	46,862,935
Period-end number of shares	51,752,401	53,456,522	45,807,689	46,514,547	46,663,120
Selected Ratios
Return on average:
Assets	1.40%	0.58%	0.09%	1.21%	1.14%
Shareholders’ equity	11.6%	4.69%	0.74%	10.1%	9.63%
Tangible common equity*	14.4%	5.82%	0.87%	11.9%	11.5%
Efficiency ratio	60.2%	63.2%	105.7%	60.9%	56.1%
Adjusted efficiency ratio (tax-equivalent basis)*	56.3%	53.3%	56.9%	59.9%	54.6%
Loans HFI to deposit ratio	89.0%	89.0%	86.6%	87.2%	85.7%
Noninterest-bearing deposits to total deposits	18.9%	19.5%	19.2%	19.3%	18.9%
Net interest margin (NIM) (tax-equivalent basis)	3.98%	3.95%	3.68%	3.55%	3.50%
Yield on interest-earning assets	6.23%	6.35%	5.99%	5.91%	6.01%
Cost of interest-bearing liabilities	3.02%	3.21%	3.13%	3.16%	3.40%
Cost of total deposits	2.40%	2.53%	2.48%	2.54%	2.70%
Credit Quality Ratios
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.50%	1.50%	1.51%	1.54%	1.58%
Annualized net charge-offs as a percentage of average loans HFI	0.05%	0.05%	0.02%	0.14%	0.47%
Nonperforming loans HFI as a percentage of loans HFI	0.97%	0.94%	0.97%	0.79%	0.87%
Nonperforming assets as a percentage of total assets	0.97%	0.89%	0.92%	0.84%	0.93%
Preliminary Capital Ratios (consolidated)
Total common shareholders’ equity to assets	12.0%	12.2%	12.1%	12.2%	11.9%
Tangible common equity to tangible assets*	9.84%	10.1%	10.4%	10.5%	10.2%
Tier 1 leverage	10.3%	10.6%	11.3%	11.4%	11.3%
Tier 1 risk-based capital	11.4%	11.7%	12.6%	13.1%	13.1%
Total risk-based capital	13.2%	13.6%	14.7%	15.2%	15.2%
Common equity Tier 1	11.4%	11.7%	12.3%	12.8%	12.8%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and Non-GAAP reconciliations herein.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)
						Dec 2025	Dec 2025
						vs.	vs.
	Three Months Ended					Sep 2025	Dec 2024
	Dec 2025	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$209,734	$209,307	$159,697	$153,185	$156,792	0.20%	33.8%
Interest on investment securities
Taxable	14,380	14,395	14,661	14,471	15,043	(0.10)%	(4.41)%
Tax-exempt	1,058	1,058	1,036	1,033	1,035	—%	2.22%
Other	10,066	12,138	6,690	11,017	13,499	(17.1)%	(25.4)%
Total interest income	235,238	236,898	182,084	179,706	186,369	(0.70)%	26.2%
Interest expense:
Deposits	83,813	86,577	68,568	70,249	76,131	(3.19)%	10.1%
Borrowings	1,621	3,081	2,101	1,816	1,857	(47.4)%	(12.7)%
Total interest expense	85,434	89,658	70,669	72,065	77,988	(4.71)%	9.55%
Net interest income	149,804	147,240	111,415	107,641	108,381	1.74%	38.2%
Provision for (reversal of) credit losses on loans HFI	2,428	29,957	(1,102)	1,906	7,019	(91.9)%	(65.4)%
(Reversal of) provision for credit losses on unfunded commitments	(1,196)	4,460	6,439	386	65	(126.8)%	(1,940.0)%
Net interest income after provisions for credit losses	148,572	112,823	106,078	105,349	101,297	31.7%	46.7%
Noninterest income:
Mortgage banking income	13,505	13,484	13,029	12,426	10,586	0.16%	27.6%
Investment services and trust income	4,473	4,227	3,922	3,711	3,853	5.82%	16.1%
Service charges on deposit accounts	4,184	4,049	3,392	3,479	3,548	3.33%	17.9%
ATM and interchange fees	3,146	3,388	2,878	2,677	2,867	(7.14)%	9.73%
Gain (loss) from securities, net	64	12	(60,549)	16	—	433.3%	100.0%
(Loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(131)	(646)	236	(625)	(2,162)	(79.7)%	(93.9)%
Other income	3,554	2,121	2,540	1,348	3,305	67.6%	7.53%
Total noninterest income (loss)	28,795	26,635	(34,552)	23,032	21,997	8.11%	30.9%
Total revenue	178,599	173,875	76,863	130,673	130,378	2.72%	37.0%
Noninterest expenses:
Salaries, commissions and employee benefits	63,529	59,210	46,631	48,351	45,432	7.29%	39.8%
Occupancy and equipment expense	7,239	7,539	6,710	6,597	6,668	(3.98)%	8.56%
Merger and integration costs	4,611	16,057	2,734	401	—	(71.3)%	100.0%
Advertising	2,464	2,453	2,178	2,487	2,030	0.45%	21.4%
Data processing	2,809	2,457	2,161	2,313	2,462	14.3%	14.1%
Amortization of core deposits and other intangibles	1,932	2,079	631	656	687	(7.07)%	181.2%
Legal and professional fees	2,503	1,227	2,426	1,992	1,881	104.0%	33.1%
Other expense	22,461	18,834	17,790	16,752	14,014	19.3%	60.3%
Total noninterest expense	107,548	109,856	81,261	79,549	73,174	(2.10)%	47.0%
Income (loss) before income taxes	69,819	29,602	(9,735)	48,832	50,120	135.9%	39.3%
Income tax expense (benefit)	12,834	6,227	(12,652)	9,471	12,226	106.1%	4.97%
Net income applicable to FB Financial Corporation and noncontrolling interest	56,985	23,375	2,917	39,361	37,894	143.8%	50.4%
Net income applicable to noncontrolling interest	8	—	8	—	8	100.0%	—%
Net income applicable to FB Financial Corporation	$56,977	$23,375	$2,909	$39,361	$37,886	143.8%	50.4%
Weighted average common shares outstanding:
Basic	52,621,950	53,627,997	45,946,428	46,674,698	46,662,772	(1.88)%	12.8%
Fully diluted	53,074,753	53,957,062	46,179,090	47,024,211	46,862,935	(1.64)%	13.3%
Earnings per common share:
Basic	$1.08	$0.44	$0.06	$0.84	$0.81	145.5%	33.3%
Fully diluted	1.07	0.43	0.06	0.84	0.81	148.8%	32.1%
Fully diluted - adjusted*	1.16	1.07	0.88	0.85	0.85	8.41%	36.5%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and Non-GAAP reconciliations herein.

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)

			Dec 2025
			vs.
	Year Ended		Dec 2024
	Dec 2025	Dec 2024	Percent variance
Interest income:
Interest and fees on loans	$731,923	$626,402	16.8%
Interest on investment securities
Taxable	57,907	50,057	15.7%
Tax-exempt	4,185	4,749	(11.9)%
Other	39,911	44,330	(9.97)%
Total interest income	833,926	725,538	14.9%
Interest expense:
Deposits	309,207	296,345	4.34%
Borrowings	8,619	12,690	(32.1)%
Total interest expense	317,826	309,035	2.84%
Net interest income	516,100	416,503	23.9%
Provision for credit losses on loans HFI	33,189	14,667	126.3%
Provision for (reversal of) credit losses on unfunded commitments	10,089	(2,663)	(478.9)%
Net interest income after provisions for credit losses	472,822	404,499	16.9%
Noninterest income:
Mortgage banking income	52,444	46,634	12.5%
Investment services and trust income	16,333	14,191	15.1%
Service charges on deposit accounts	15,104	13,234	14.1%
ATM and interchange fees	12,089	11,465	5.44%
Loss from securities, net	(60,457)	(56,378)	7.24%
Loss on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(1,166)	(2,167)	(46.2)%
Other income	9,563	12,091	(20.9)%
Total noninterest income	43,910	39,070	12.4%
Total revenue	560,010	455,573	22.9%
Noninterest expenses:
Salaries, commissions and employee benefits	217,721	183,813	18.4%
Occupancy and equipment expense	28,085	26,250	6.99%
Merger and integration costs	23,803	—	100.0%
Data processing	9,740	9,642	1.02%
Advertising	9,582	7,007	36.7%
Legal and professional fees	8,148	7,679	6.11%
Amortization of core deposit and other intangibles	5,298	2,947	79.8%
Other expense	75,837	59,561	27.3%
Total noninterest expense	378,214	296,899	27.4%
Income before income taxes	138,518	146,670	(5.56)%
Income tax expense	15,880	30,619	(48.1)%
Net income applicable to noncontrolling interest and FB Financial Corporation	122,638	116,051	5.68%
Net income applicable to noncontrolling interests	16	16	—%
Net income applicable to FB Financial Corporation	$122,622	$116,035	5.68%
Weighted average common shares outstanding:
Basic	49,744,804	46,737,217	6.44%
Fully diluted	50,070,121	46,872,625	6.82%
Earnings per common share:
Basic	$2.47	$2.48	(0.40)%
Fully diluted	2.45	2.48	(1.21)%
Fully diluted - adjusted*	3.99	3.40	17.4%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(Dollars in Thousands)

						Annualized
						Dec 2025	Dec 2025
						vs.	vs.
	As of					Sep 2025	Dec 2024
	Dec 2025	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Percent variance	Percent variance
ASSETS
Cash and due from banks	$196,213	$154,286	$143,317	$149,607	$120,153	107.8%	63.3%
Federal funds sold and reverse repurchase agreements	213,391	283,451	352,124	109,982	125,825	(98.1)%	69.6%
Interest-bearing deposits in financial institutions	746,291	842,296	670,288	535,117	796,510	(45.2)%	(6.30)%
Cash and cash equivalents	1,155,895	1,280,033	1,165,729	794,706	1,042,488	(38.5)%	10.9%
Investments:
Available-for-sale debt securities, at fair value	1,459,579	1,426,951	1,337,565	1,580,720	1,538,008	9.07%	(5.10)%
Equity securities, at fair value	155	1,450	—	—	—	(354.3)%	(100.0)%
Restricted equity securities, at cost	79,046	36,231	33,626	32,234	32,749	468.8%	141.4%
Loans held for sale	201,076	167,449	144,212	172,770	126,760	79.7%	58.6%
Loans held for investment	12,383,626	12,297,600	9,874,282	9,771,536	9,602,384	2.78%	29.0%
Less: allowance for credit losses on loans HFI	185,983	184,993	148,948	150,531	151,942	2.12%	22.4%
Net loans held for investment	12,197,643	12,112,607	9,725,334	9,621,005	9,450,442	2.79%	29.1%
Premises and equipment, net	182,370	183,595	147,243	146,272	148,899	(2.65)%	22.5%
Other real estate owned, net	6,009	4,466	2,998	3,326	4,409	137.1%	36.3%
Operating lease right-of-use assets	49,249	51,035	47,764	47,381	47,963	(13.9)%	2.68%
Interest receivable	58,565	60,755	50,386	51,268	49,611	(14.3)%	18.0%
Mortgage servicing rights, at fair value	148,795	149,840	153,464	156,379	162,038	(2.77)%	(8.17)%
Goodwill	350,353	350,353	242,561	242,561	242,561	—%	44.4%
Core deposit and other intangibles, net	31,284	33,216	4,475	5,106	5,762	(23.1)%	442.9%
Bank-owned life insurance	111,865	113,374	72,686	72,400	72,504	(5.28)%	54.3%
Other assets	268,408	265,104	226,195	210,321	233,288	4.94%	15.1%
Total assets	$16,300,292	$16,236,459	$13,354,238	$13,136,449	$13,157,482	1.56%	23.9%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,634,395	$2,690,635	$2,191,903	$2,163,934	$2,116,232	(8.29)%	24.5%
Interest-bearing checking	2,651,369	2,458,625	2,325,551	2,776,958	2,906,425	31.1%	(8.78)%
Money market and savings	5,969,640	5,968,094	4,645,552	4,482,908	4,338,483	0.10%	37.6%
Customer time deposits	2,028,923	2,206,790	1,721,745	1,363,770	1,380,205	(32.0)%	47.0%
Brokered and internet time deposits	625,634	488,811	518,719	414,428	469,089	111.1%	33.4%
Total deposits	13,909,961	13,812,955	11,403,470	11,201,998	11,210,434	2.79%	24.1%
Borrowings	212,764	213,638	164,485	168,944	176,789	(1.62)%	20.3%
Operating lease liabilities	60,556	62,664	59,289	59,174	60,024	(13.3)%	0.89%
Accrued expenses and other liabilities	168,753	169,066	115,771	104,278	142,604	(0.73)%	18.3%
Total liabilities	14,352,034	14,258,323	11,743,015	11,534,394	11,589,851	2.61%	23.8%
Shareholders’ equity:
Common stock, $1 par value	51,752	53,457	45,808	46,515	46,663	(12.7)%	10.9%
Additional paid-in capital	1,082,344	1,163,164	822,548	854,715	860,266	(27.6)%	25.8%
Retained earnings	846,620	799,900	786,785	792,685	762,293	23.2%	11.1%
Accumulated other comprehensive loss, net	(32,551)	(38,478)	(44,011)	(91,953)	(101,684)	(61.1)%	(68.0)%
Total common shareholders’ equity	1,948,165	1,978,043	1,611,130	1,601,962	1,567,538	(5.99)%	24.3%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,948,258	1,978,136	1,611,223	1,602,055	1,567,631	(5.99)%	24.3%
Total liabilities and shareholders’ equity	$16,300,292	$16,236,459	$13,354,238	$13,136,449	$13,157,482	1.56%	23.9%

FB Financial Corporation	7

Average Balance and Interest Yield/Rate Analysis
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	December 31, 2025			September 30, 2025
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$12,368,964	$207,140	6.64%	$12,189,401	$207,423	6.75%
Mortgage loans held for sale	169,422	3,059	7.16%	162,205	2,359	5.77%
Investment securities:
Taxable	1,346,232	14,380	4.24%	1,304,894	14,395	4.38%
Tax-exempt(b)	169,355	1,431	3.35%	169,523	1,431	3.35%
Total investment securities(b)	1,515,587	15,811	4.14%	1,474,417	15,826	4.26%
Federal funds sold and reverse repurchase agreements	238,393	2,426	4.04%	331,029	3,966	4.75%
Interest-bearing deposits with other financial institutions	693,612	6,800	3.89%	671,634	7,340	4.34%
Restricted equity securities, at cost	49,029	840	6.80%	36,907	832	8.94%
Total interest-earning assets(b)	15,035,007	236,076	6.23%	14,865,593	237,746	6.35%
Noninterest-earning assets:
Cash and due from banks	137,536			139,226
Allowance for credit losses on loans HFI	(185,526)			(181,973)
Other assets(c)(d)	1,164,178			1,184,942
Total noninterest-earning assets	1,116,188			1,142,195
Total assets	$16,151,195			$16,007,788
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,379,679	$11,538	1.92%	$2,331,589	$12,383	2.11%
Money market	5,609,158	46,018	3.25%	5,561,538	49,019	3.50%
Savings deposits	417,110	419	0.40%	406,787	248	0.24%
Customer time deposits	2,088,577	19,561	3.72%	1,997,905	18,965	3.77%
Brokered and internet time deposits	608,136	6,277	4.10%	560,127	5,962	4.22%
Time deposits	2,696,713	25,838	3.80%	2,558,032	24,927	3.87%
Total interest-bearing deposits	11,102,660	83,813	2.99%	10,857,946	86,577	3.16%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	12,473	31	0.99%	13,144	31	0.94%
Federal Home Loan Bank advances	—	—	—%	15,217	172	4.48%
Subordinated debt	83,458	1,491	7.09%	180,805	2,872	6.30%
Other borrowings	9,296	99	4.23%	1,168	6	2.04%
Total other interest-bearing liabilities	105,227	1,621	6.11%	210,334	3,081	5.81%
Total interest-bearing liabilities	11,207,887	85,434	3.02%	11,068,280	89,658	3.21%
Noninterest-bearing liabilities:
Demand deposits	2,733,207			2,724,898
Other liabilities(d)	253,375			236,732
Total noninterest-bearing liabilities	2,986,582			2,961,630
Total liabilities	14,194,469			14,029,910
Total common shareholders’ equity	1,956,633			1,977,785
Noncontrolling interest	93			93
Total equity	1,956,726			1,977,878
Total liabilities and shareholders’ equity	$16,151,195			$16,007,788
Net interest income(b)		$150,642			$148,088
Interest rate spread(b)			3.21%			3.14%
Net interest margin(b)(e)			3.98%			3.95%
Cost of total deposits			2.40%			2.53%
Average interest-earning assets to average interest-bearing liabilities			134.1%			134.3%
Tax-equivalent adjustment		$838			$848
Loans HFI yield components:
Contractual interest rate(b)		$197,683	6.34%		$198,320	6.45%
Origination and other loan fee income		2,633	0.08%		1,575	0.05%
Accretion on purchased loans		6,406	0.21%		7,025	0.23%
Nonaccrual interest		418	0.01%		503	0.02%
Total loans HFI yield		$207,140	6.64%		$207,423	6.75%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $51,415 and $64,781 for the three months ended December 31, 2025 and September 30, 2025, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $23,208 and 21,645 for the three months ended December 31, 2025 and September 30, 2025, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	8

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	June 30, 2025			March 31, 2025			December 31, 2024
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,840,932	$157,964	6.44%	$9,621,057	$152,174	6.41%	$9,522,996	$155,897	6.51%
Mortgage loans held for sale	126,072	2,189	6.96%	93,944	1,433	6.19%	71,569	1,153	6.41%
Investment securities:
Taxable	1,534,895	14,661	3.83%	1,541,868	14,471	3.81%	1,523,297	15,043	3.93%
Tax-exempt(b)	167,675	1,401	3.35%	167,958	1,397	3.37%	168,284	1,400	3.31%
Total investment securities(b)	1,702,570	16,062	3.78%	1,709,826	15,868	3.76%	1,691,581	16,443	3.87%
Federal funds sold and reverse repurchase agreements	113,252	1,256	4.45%	123,390	1,374	4.52%	112,388	1,393	4.93%
Interest-bearing deposits with other financial institutions	426,073	4,733	4.46%	811,216	8,902	4.45%	943,638	11,361	4.79%
Restricted equity securities, at cost	35,623	701	7.89%	32,493	741	9.25%	32,773	745	9.04%
Total interest-earning assets(b)	12,244,522	182,905	5.99%	12,391,926	180,492	5.91%	12,374,945	186,992	6.01%
Noninterest-earning assets:
Cash and due from banks	115,717			123,158			117,819
Allowance for credit losses on loans HFI	(151,586)			(152,234)			(155,022)
Other assets(c)(d)	823,837			844,119			856,453
Total noninterest-earning assets	787,968			815,043			819,250
Total assets	$13,032,490			$13,206,969			$13,194,195
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,521,239	$15,870	2.52%	$2,840,211	$18,267	2.61%	$2,837,092	$20,957	2.94%
Money market	4,115,987	34,957	3.41%	4,083,754	34,360	3.41%	3,880,258	35,044	3.59%
Savings deposits	352,307	98	0.11%	353,865	66	0.08%	349,912	62	0.07%
Customer time deposits	1,404,368	12,454	3.56%	1,373,045	12,702	3.75%	1,402,300	14,114	4.00%
Brokered and internet time deposits	481,686	5,189	4.32%	443,923	4,854	4.43%	518,337	5,954	4.57%
Time deposits	1,886,054	17,643	3.75%	1,816,968	17,556	3.92%	1,920,637	20,068	4.16%
Total interest-bearing deposits	8,875,587	68,568	3.10%	9,094,798	70,249	3.13%	8,987,899	76,131	3.37%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	11,107	26	0.94%	11,046	6	0.22%	14,791	16	0.43%
Federal Home Loan Bank advances	23,077	258	4.48%	—	—	—%	—	—	—%
Subordinated debt	130,851	1,813	5.56%	130,755	1,804	5.60%	130,658	1,837	5.59%
Other borrowings	2,294	4	0.70%	1,220	6	1.99%	1,245	4	1.28%
Total other interest-bearing liabilities	167,329	2,101	5.04%	143,021	1,816	5.15%	146,694	1,857	5.04%
Total interest-bearing liabilities	9,042,916	70,669	3.13%	9,237,819	72,065	3.16%	9,134,593	77,988	3.40%
Noninterest-bearing liabilities:
Demand deposits	2,206,305			2,134,924			2,241,492
Other liabilities(d)	200,077			250,175			253,514
Total noninterest-bearing liabilities	2,406,382			2,385,099			2,495,006
Total liabilities	11,449,298			11,622,918			11,629,599
Total common shareholders’ equity	1,583,099			1,583,958			1,564,503
Noncontrolling interest	93			93			93
Total equity	1,583,192			1,584,051			1,564,596
Total liabilities and shareholders’ equity	$13,032,490			$13,206,969			$13,194,195
Net interest income(b)		$112,236			$108,427			$109,004
Interest rate spread(b)			2.86%			2.75%			2.61%
Net interest margin(b)(e)			3.68%			3.55%			3.50%
Cost of total deposits			2.48%			2.54%			2.70%
Average interest-earning assets to average interest-bearing liabilities			135.4%			134.1%			135.5%
Tax-equivalent adjustment		$821			$786			$623
Loans HFI yield components:
Contractual interest rate(b)		$155,697	6.34%		$149,819	6.31%		$153,255	6.40%
Origination and other loan fee income		1,945	0.08%		1,797	0.08%		1,859	0.08%
(Amortization) accretion on purchased loans		(62)	—%		2	—%		119	—%
Nonaccrual interest		384	0.02%		556	0.02%		664	0.03%
Total loans HFI yield		$157,964	6.44%		$152,174	6.41%		$155,897	6.51%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $128,818, $132,262 and $119,243 for the three months ended June 30, 2025, March 31, 2025 and
December 31, 2024, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $25,159, $30,731 and $31,519 for the three months ended June 30, 2025, March 31, 2025 and December 31, 2024, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	9

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Year Ended
	December 31, 2025			December 31, 2024
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$11,015,862	$724,701	6.58%	$9,384,458	$622,830	6.64%
Mortgage loans held for sale	138,183	9,040	6.54%	66,983	4,486	6.70%
Investment securities:
Taxable	1,431,088	57,907	4.05%	1,468,646	50,057	3.41%
Tax-exempt(b)	168,634	5,660	3.36%	196,003	6,423	3.28%
Total investment securities(b)	1,599,722	63,567	3.97%	1,664,649	56,480	3.39%
Federal funds sold and reverse repurchase agreements	202,186	9,022	4.46%	123,601	6,703	5.42%
Interest-bearing deposits with other financial institutions	650,369	27,775	4.27%	666,810	34,587	5.19%
Restricted equity securities, at cost	38,554	3,114	8.08%	33,307	3,040	9.13%
Total interest-earning assets(b)	13,644,876	837,219	6.14%	11,939,808	728,126	6.10%
Noninterest-earning assets:
Cash and due from banks	128,977			135,338
Allowance for credit losses on loans HFI	(167,960)			(153,265)
Other assets(c)(d)	1,005,642			803,867
Total noninterest-earning assets	966,659			785,940
Total assets	$14,611,535			$12,725,748
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,516,406	$58,058	2.31%	$2,625,713	$80,045	3.05%
Money market	4,848,758	164,354	3.39%	3,827,898	147,075	3.84%
Savings deposits	382,757	831	0.22%	363,649	253	0.07%
Customer time deposits	1,718,706	63,682	3.71%	1,399,278	55,529	3.97%
Brokered and internet time deposits	524,018	22,282	4.25%	276,864	13,443	4.86%
Time deposits	2,242,724	85,964	3.83%	1,676,142	68,972	4.11%
Total interest-bearing deposits	9,990,645	309,207	3.09%	8,493,402	296,345	3.49%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	11,950	94	0.79%	21,339	366	1.72%
Federal Home Loan Bank advances	9,589	418	4.36%	—	—	—%
Subordinated debt	131,473	7,992	6.08%	130,352	7,638	5.86%
Other borrowings	3,509	115	3.28%	97,182	4,686	4.82%
Total other interest-bearing liabilities	156,521	8,619	5.51%	248,873	12,690	5.10%
Total interest-bearing liabilities	10,147,166	317,826	3.13%	8,742,275	309,035	3.53%
Noninterest-bearing liabilities:
Demand deposits	2,452,226			2,233,092
Other liabilities(d)	235,105			244,549
Total noninterest-bearing liabilities	2,687,331			2,477,641
Total liabilities	12,834,497			11,219,916
Total common shareholders’ equity	1,776,945			1,505,739
Noncontrolling interest	93			93
Total equity	1,777,038			1,505,832
Total liabilities and shareholders’ equity	$14,611,535			$12,725,748
Net interest income(b)		$519,393			$419,091
Interest rate spread(b)			3.01%			2.57%
Net interest margin(b)(e)			3.81%			3.51%
Cost of total deposits			2.49%			2.76%
Average interest-earning assets to average interest-bearing liabilities			134.5%			136.6%
Tax equivalent adjustment		$3,293			$2,588
Loans HFI yield components:
Contractual interest rate(b)		$701,519	6.37%		$614,051	6.54%
Origination and other loan fee income		7,950	0.07%		6,365	0.07%
Accretion on purchased loans		13,371	0.12%		657	0.01%
Nonaccrual interest		1,861	0.02%		1,757	0.02%
Total loans HFI yield		$724,701	6.58%		$622,830	6.64%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $94,017 and $166,149 for the years ended December 31, 2025 and 2024, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $25,156 and $24,639 for the      years ended December 31, 2025 and 2024, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	10

Investments and Other Sources of Liquidity
(Unaudited)
(Dollars in Thousands)

	As of
	Dec 2025		Sep 2025		Jun 2025		Mar 2025		Dec 2024
Investment securities, at fair value
Available-for-sale debt securities:
U.S. government agency securities	$670,088	46%	$653,197	46%	$642,264	48%	$602,942	38%	$563,007	36%
Mortgage-backed securities - residential	602,320	41%	587,587	41%	541,343	40%	816,556	52%	810,999	53%
Mortgage-backed securities - commercial	10,678	1%	10,681	1%	8,752	1%	14,828	1%	14,857	1%
Municipal securities	168,370	12%	165,411	12%	144,228	11%	145,396	9%	147,857	10%
Treasury securities	7,125	—%	7,080	—%	—	—%	—	—%	299	—%
Corporate securities	998	—%	2,995	—%	978	—%	998	—%	989	—%
Total available-for-sale debt securities	1,459,579	100%	1,426,951	100%	1,337,565	100%	1,580,720	100%	1,538,008	100%
Equity securities, at fair value	155	—%	1,450	—%	—	—%	—	—%	—	—%
Total investment securities, at fair value	$1,459,734	100%	$1,428,401	100%	$1,337,565	100%	$1,580,720	100%	$1,538,008	100%
Investment securities to total assets	8.96%		8.80%		10.0%		12.0%		11.7%
Unrealized loss on available-for-sale debt securities	(47,887)		(55,890)		(63,262)		(128,173)		(141,389)

Sources of liquidity
Current on-balance sheet:
Cash and cash equivalents	$1,155,895	64%	$1,280,033	68%	$1,165,729	68%	$794,706	53%	$1,042,488	63%
Unpledged available-for-sale debt securities	649,000	36%	608,716	32%	547,354	32%	703,117	47%	600,965	37%
Equity securities, at fair value	155	—%	1,450	—%	—	—%	—	—%	—	—%
Total on-balance sheet liquidity	$1,805,050	100%	$1,890,199	100%	$1,713,083	100%	$1,497,823	100%	$1,643,453	100%

Available sources of liquidity:
Unsecured borrowing capacity(a)	$3,915,314	43%	$4,018,822	52%	$3,325,751	48%	$3,369,107	48%	$3,318,091	49%
FHLB remaining borrowing capacity	2,214,796	25%	1,551,283	20%	1,481,376	21%	1,476,688	21%	1,397,905	21%
Federal Reserve discount window	2,879,586	32%	2,196,785	28%	2,119,018	31%	2,134,448	31%	2,053,541	30%
Total available sources of liquidity	$9,009,696	100%	$7,766,890	100%	$6,926,145	100%	$6,980,243	100%	$6,769,537	100%

On-balance sheet liquidity as a percentage of total assets	11.1%		11.6%		12.8%		11.4%		12.5%
On-balance sheet liquidity as a percentage of total tangible assets*	11.3%		11.9%		13.1%		11.6%		12.7%
On-balance sheet liquidity and available sources of liquidity as a percentage of estimated uninsured and uncollateralized deposits(b)	264.8%		245.0%		289.5%		283.4%		293.8%
(a) Includes capacity available per internal policy in the form of brokered deposits and unsecured lines of credit.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	11

Loan Portfolio
(Unaudited)
(Dollars in Thousands)

	As of
	Dec 2025	% of Total	Sep 2025	% of Total	Jun 2025	% of Total	Mar 2025	% of Total	Dec 2024	% of Total
Loan portfolio
Commercial and industrial	$2,181,935	18%	$2,155,105	17%	$1,788,911	18%	$1,782,981	18%	$1,691,213	18%
Construction	1,188,494	10%	1,195,392	10%	1,022,678	10%	1,022,299	10%	1,087,732	11%
Residential real estate:
1-to-4 family mortgage	1,838,122	15%	1,852,626	15%	1,660,696	17%	1,632,574	17%	1,616,754	17%
Residential line of credit	741,309	6%	707,303	6%	641,433	7%	613,868	6%	602,475	6%
Multi-family mortgage	745,360	6%	736,424	6%	587,254	6%	648,326	7%	653,769	7%
Commercial real estate:
Owner-occupied	2,148,870	17%	2,124,920	17%	1,370,123	14%	1,356,007	14%	1,357,568	14%
Non-owner occupied	2,900,499	23%	2,890,233	24%	2,198,689	22%	2,153,825	22%	2,099,129	22%
Consumer and other	639,037	5%	635,597	5%	604,498	6%	561,656	6%	493,744	5%
Total loans HFI	$12,383,626	100%	$12,297,600	100%	$9,874,282	100%	$9,771,536	100%	$9,602,384	100%
Percentage of loans HFI portfolio with floating interest rates		52.2%		51.5%		49.6%		49.7%		49.4%
Percentage of loans HFI portfolio with floating interest rates that mature after one year		49.3%		48.0%		45.2%		44.4%		43.5%

Loans by market(a)
Metropolitan	$5,812,055	47%	$5,828,109	48%	$4,964,113	50%	$5,005,392	51%	$4,952,026	51%
Community	2,893,961	23%	2,876,244	23%	1,380,561	14%	1,367,412	14%	1,308,869	14%
Specialty lending and other	3,677,610	30%	3,593,247	29%	3,529,608	36%	3,398,732	35%	3,341,489	35%
Total	$12,383,626	100%	$12,297,600	100%	$9,874,282	100%	$9,771,536	100%	$9,602,384	100%

Unfunded loan commitments
Commercial and industrial	$1,464,207	45%	$1,451,366	46%	$1,396,533	49%	$1,349,491	48%	$1,371,413	50%
Construction	704,781	22%	731,742	23%	535,669	19%	540,992	19%	498,133	18%
Residential real estate:
1-to-4 family mortgage	16,942	1%	5,581	—%	3,545	—%	5,094	—%	7,299	—%
Residential line of credit	828,042	26%	808,961	25%	745,570	26%	743,413	27%	734,031	26%
Multi-family mortgage	6,698	—%	6,665	—%	4,260	—%	9,586	—%	12,044	—%
Commercial real estate:
Owner-occupied	92,265	3%	96,287	3%	86,135	3%	68,566	3%	78,856	3%
Non-owner occupied	65,037	2%	68,293	2%	67,974	2%	63,948	2%	54,898	2%
Consumer and other	20,530	1%	21,480	1%	21,999	1%	14,547	1%	13,431	1%
Total unfunded loans HFI	$3,198,502	100%	$3,190,375	100%	$2,861,685	100%	$2,795,637	100%	$2,770,105	100%
(a) Prior period amounts have been recast to reflect updated definitions of market categories.

FB Financial Corporation	12

Asset Quality
As of or for the Three Months Ended
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Dec 2025	Sep 2025	Jun 2025	Mar 2025	Dec 2024
Allowance for credit losses on loans HFI roll forward summary
Allowance for credit losses on loans HFI at the beginning of the period	$184,993	$148,948	$150,531	$151,942	$156,260
Charge-offs	(1,818)	(1,709)	(1,454)	(3,893)	(12,010)
Recoveries	380	279	973	576	673
Impact of change in accounting estimate for current expected credit losses	—	—	(6,848)	—	—
Provision for credit losses on loans HFI	2,428	29,957	5,746	1,906	7,019
Initial allowance on acquired loans with credit deterioration	—	7,518	—	—	—
Allowance for credit losses on loans HFI at the end of the period	$185,983	$184,993	$148,948	$150,531	$151,942
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.50%	1.50%	1.51%	1.54%	1.58%
Allowance for credit losses on unfunded commitments	$16,196	$17,392	$12,932	$6,493	$6,107
Charge-offs
Commercial and industrial	$(65)	$(100)	$(70)	$(2,901)	$(10,921)
Construction	—	(399)	—	—	(30)
Residential real estate:
1-to-4 family mortgage	(368)	(322)	(433)	(3)	(144)
Commercial real estate:
Owner occupied	—	—	—	(17)	—
Consumer and other	(1,385)	(888)	(951)	(972)	(915)
Total charge-offs	(1,818)	(1,709)	(1,454)	(3,893)	(12,010)
Recoveries
Commercial and industrial	159	12	173	42	371
Residential real estate:
1-to-4 family mortgage	13	6	11	9	9
Residential line of credit	—	11	1	—	—
Commercial real estate:
Owner occupied	8	4	9	21	5
Non-owner occupied	—	—	528	1	—
Consumer and other	200	246	251	503	288
Total recoveries	380	279	973	576	673
Net charge-offs	$(1,438)	$(1,430)	$(481)	$(3,317)	$(11,337)
Annualized net charge-offs as a percentage of average loans HFI	0.05%	0.05%	0.02%	0.14%	0.47%
Nonperforming assets
Loans past due 90 days or more and accruing interest	$32,751	$26,311	$21,962	$28,422	$24,347
Nonaccrual loans	87,721	89,448	73,950	48,738	59,358
Total nonperforming loans HFI	120,472	115,759	95,912	77,160	83,705
Mortgage loans held for sale(a)	28,102	21,660	20,977	27,152	31,357
Other real estate owned	6,009	4,466	2,998	3,326	4,409
Other repossessed assets	3,564	3,314	3,151	2,791	2,444
Total nonperforming assets	$158,147	$145,199	$123,038	$110,429	$121,915
Total nonperforming loans HFI as a percentage of loans HFI	0.97%	0.94%	0.97%	0.79%	0.87%
Total nonperforming assets as a percentage of total assets	0.97%	0.89%	0.92%	0.84%	0.93%
Total nonaccrual loans as a percentage of loans HFI	0.71%	0.73%	0.75%	0.50%	0.62%
(a) Represents optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days.

FB Financial Corporation	13

Selected Deposit Data
(Unaudited)
(Dollars in Thousands)

	As of
	Dec 2025		Sep 2025		Jun 2025		Mar 2025		Dec 2024
Deposits by market(a)
Metropolitan	$6,020,095	43%	$5,766,856	42%	$5,359,974	47%	$5,390,434	48%	$5,246,590	47%
Community	6,926,897	50%	6,822,736	49%	4,713,637	42%	4,819,665	43%	4,729,962	42%
Brokered/wholesale	625,634	5%	487,765	4%	518,719	4%	414,428	4%	469,089	4%
Escrow and other(b)	337,335	2%	735,598	5%	811,140	7%	577,471	5%	764,793	7%
Total	$13,909,961	100%	$13,812,955	100%	$11,403,470	100%	$11,201,998	100%	$11,210,434	100%

Deposits by customer segment
Consumer	$6,063,015	44%	$5,966,458	43%	$4,772,582	42%	$4,868,544	43%	$4,853,609	43%
Commercial	6,162,221	44%	6,045,418	44%	4,835,968	42%	4,695,923	42%	4,802,105	43%
Public	1,684,725	12%	1,801,079	13%	1,794,920	16%	1,637,531	15%	1,554,720	14%
Total	$13,909,961	100%	$13,812,955	100%	$11,403,470	100%	$11,201,998	100%	$11,210,434	100%

Estimated insured or collateralized deposits	$9,825,599		$9,871,337		$8,418,783		$8,210,241		$8,346,796

Estimated uninsured and uncollateralized deposits(c)	$4,084,362		$3,941,618		$2,984,687		$2,991,757		$2,863,638

Estimated uninsured and uncollateralized deposits as a % of total deposits(c)	29.4%		28.5%		26.2%		26.7%		25.5%
(a) Prior period amounts have been recast to reflect updated definitions of market categories.
(b) Includes deposits related to escrow balances from mortgage and specialty lending servicing portfolios and treasury/other deposits.
(c) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(Dollars in Thousands)

Computation of Tangible Common Equity to Tangible Assets:	December 31, 2025	December 31, 2024

Total Common Shareholders' Equity	$1,948,165	$1,567,538
Less:
Goodwill	350,353	242,561
Other intangibles	31,284	5,762
Tangible Common Equity	$1,566,528	$1,319,215

Total Assets	$16,300,292	$13,157,482
Less:
Goodwill	350,353	242,561
Other intangibles	31,284	5,762
Tangible Assets	$15,918,655	$12,909,159

Preliminary Total Risk-Weighted Assets	$14,252,337	$11,306,312

Total Common Equity to Total Assets	12.0%	11.9%
Tangible Common Equity to Tangible Assets*	9.84%	10.2%

	December 31, 2025	December 31, 2024
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$1,625,952	$1,450,722
Tier 1 Capital	1,625,952	1,480,722
Total Capital	1,888,038	1,721,941

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.4%	12.8%
Tier 1 Risk-Based	11.4%	13.1%
Total Risk-Based	13.2%	15.2%
Tier 1 Leverage	10.3%	11.3%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	15

Segment Data
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Dec 2025	Sep 2025	Jun 2025	Mar 2025	Dec 2024
Banking segment
Interest income	$233,202	$236,073	$180,960	$178,915	$186,219
Interest expense	86,637	91,214	72,051	73,156	79,426
Net interest income	$146,565	$144,859	$108,909	$105,759	$106,793
Provisions for credit losses	796	34,070	582	2,189	7,133
Noninterest income (loss)	15,207	13,078	(47,720)	10,660	11,311
Salaries, commissions and employee benefits	55,928	51,441	38,635	41,469	38,289
Merger and integration costs	4,611	16,057	2,734	401	—
Other noninterest expense	33,017	29,471	25,961	25,039	22,715
Pre-tax net contribution (loss) after allocations	$67,420	$26,898	$(6,723)	$47,321	$49,967
Total assets	$15,623,962	$15,598,629	$12,736,830	$12,490,097	$12,554,435
Efficiency ratio	57.8%	61.4%	110.0%	57.5%	51.7%
Adjusted efficiency ratio*	53.5%	50.6%	52.8%	56.5%	50.1%
Mortgage segment
Interest income	$2,036	$825	$1,124	$791	$150
Interest expense	(1,203)	(1,556)	(1,382)	(1,091)	(1,438)
Net interest income	$3,239	$2,381	$2,506	$1,882	$1,588
Provisions for (reversals of) loan losses	436	347	4,755	103	(49)
Mortgage banking income	13,505	13,484	13,029	12,426	10,586
Other noninterest income (loss)	83	73	139	(54)	100
Salaries, commissions and employee benefits	7,601	7,769	7,996	6,882	7,143
Other noninterest expense	6,391	5,118	5,935	5,758	5,027
Pre-tax net contribution (loss) after allocations	$2,399	$2,704	$(3,012)	$1,511	$153
Total assets	$676,330	$637,830	$617,408	$646,352	$603,047
Efficiency ratio	83.2%	80.9%	88.9%	88.7%	99.2%
Adjusted efficiency ratio*	83.2%	80.9%	89.1%	87.9%	99.2%
Interest rate lock commitments volume	$385,516	$432,149	$456,720	$381,777	$315,891
Interest rate lock commitments pipeline (period end)	$86,586	$128,961	$127,004	$118,200	$65,687
Mortgage loan sales	$336,085	$343,450	$391,061	$222,805	$287,291
Gains and fees from origination and sale of mortgage loans held for sale	$9,976	$9,237	$11,200	$5,602	$7,788
Net change in fair value of loans held for sale, derivatives, and other	(57)	801	(876)	2,816	(96)
Mortgage servicing income	6,668	6,836	6,936	7,077	7,305
Change in fair value of mortgage servicing rights, net of hedging	(3,082)	(3,390)	(4,231)	(3,069)	(4,411)
Total mortgage banking income	$13,505	$13,484	$13,029	$12,426	$10,586
Mortgage sale margin(a)	2.97%	2.69%	2.86%	2.51%	2.71%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	16

Non-GAAP Reconciliations
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended					Year Ended
Adjusted net income	Dec 2025	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Dec 2025	Dec 2024
Income (loss) before income taxes	$69,819	$29,602	$(9,735)	$48,832	$50,120	$138,518	$146,670
Less gain (loss) from securities, net	64	12	(60,549)	16	—	(60,457)	(56,378)
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(131)	(646)	236	(625)	(2,162)	(1,166)	(2,167)
Less cash life insurance benefit	1,148	—	—	—	—	1,148	2,057
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	28,366	—	—	—	28,366	—
Plus early retirement and severance costs	1,395	—	—	—	463	1,395	1,478
Plus loss on lease terminations and other branch closure costs	12	270	—	—	—	282	—
Plus certain nonrecurring charitable contributions	1,130	—	—	—	—	1,130	—
Plus FDIC special assessment	—	—	—	—	—	—	500
Plus merger and integration costs	4,611	16,057	2,734	401	—	23,803	—
Adjusted pre-tax net income	75,886	74,929	53,312	49,842	52,745	253,969	205,136
Less income tax expense, adjusted for items above(a)	14,392	17,323	3,778	9,734	12,910	45,227	45,855
Plus income tax benefit(b)	—	—	(8,713)	—	—	(8,713)	—
Adjusted net income	$61,494	$57,606	$40,821	$40,108	$39,835	$200,029	$159,281
Weighted average common share outstanding - fully diluted	53,074,753	53,957,062	46,179,090	47,024,211	46,862,935	50,070,121	46,872,625
Adjusted diluted earnings per common share
Diluted earnings per common share	$1.07	$0.43	$0.06	$0.84	$0.81	$2.45	$2.48
Adjusted diluted earnings per common share	$1.16	$1.07	$0.88	$0.85	$0.85	$3.99	$3.40
(a) Adjusted items calculated using the combined marginal tax rate of 26.06% for all periods, excluding nondeductible items for merger and integration costs.
(b) Represents a non-recurring tax benefit recorded during the three months ended June 30, 2025 due to the expiration of the statute of limitations with respect to an amended income tax return.

FB Financial Corporation	17

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended					Year Ended
Adjusted pre-tax pre-provision net revenue	Dec 2025	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Dec 2025	Dec 2024
Income (loss) before income taxes	$69,819	$29,602	$(9,735)	$48,832	$50,120	$138,518	$146,670
Plus provisions for credit losses	1,232	34,417	5,337	2,292	7,084	43,278	12,004
Pre-tax pre-provision net revenue	71,051	64,019	(4,398)	51,124	57,204	181,796	158,674
Less gain (loss) from securities, net	64	12	(60,549)	16	—	(60,457)	(56,378)
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(131)	(646)	236	(625)	(2,162)	(1,166)	(2,167)
Less cash life insurance benefit	1,148	—	—	—	—	1,148	2,057
Plus early retirement and severance costs	1,395	—	—	—	463	1,395	1,478
Plus loss on lease terminations and other branch closure costs	12	270	—	—	—	282	—
Plus certain nonrecurring charitable contributions	1,130	—	—	—	—	1,130	—
Plus FDIC special assessment	—	—	—	—	—	—	500
Plus merger and integration costs	4,611	16,057	2,734	401	—	23,803	—
Adjusted pre-tax pre-provision net revenue	$77,118	$80,980	$58,649	$52,134	$59,829	$268,881	$217,140

	Three Months Ended					Year Ended
Adjusted tangible net income	Dec 2025	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Dec 2025	Dec 2024
Income (loss) before income taxes	$69,819	$29,602	$(9,735)	$48,832	$50,120	$138,518	$146,670
Plus amortization of core deposit and other intangibles	1,932	2,079	631	656	687	5,298	2,947
Less gain (loss) from securities, net	64	12	(60,549)	16	—	(60,457)	(56,378)
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(131)	(646)	236	(625)	(2,162)	(1,166)	(2,167)
Less cash life insurance benefit	1,148	—	—	—	—	1,148	2,057
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	28,366	—	—	—	28,366	—
Plus early retirement and severance costs	1,395	—	—	—	463	1,395	1,478
Plus loss on lease terminations and other branch closure costs	12	270	—	—	—	282	—
Plus certain nonrecurring charitable contributions	1,130	—	—	—	—	1,130	—
Plus FDIC special assessment	—	—	—	—	—	—	500
Plus merger and integration costs	4,611	16,057	2,734	401	—	23,803	—
Less income tax expense, adjusted for items above(a)	14,895	17,864	3,942	9,905	13,089	46,606	46,623
Plus income tax benefit(b)	—	—	(8,713)	—	—	(8,713)	—
Adjusted tangible net income	$62,923	$59,144	$41,288	$40,593	$40,343	$203,948	$161,460
(a) Adjusted items calculated using the combined marginal tax rate of 26.06% for all periods, excluding nondeductible items for merger and integration costs.
(b) Represents a non-recurring tax benefit recorded during the three months ended June 30, 2025 due to the expiration of the statute of limitations with respect to an amended income tax return.

FB Financial Corporation	18

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Year Ended
Adjusted efficiency ratio (tax- equivalent basis)	Dec 2025	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Dec 2025	Dec 2024
Total noninterest expense	$107,548	$109,856	$81,261	$79,549	$73,174	$378,214	$296,899
Less early retirement and severance costs	1,395	—	—	—	463	1,395	1,478
Less loss on lease terminations and other branch closure costs	12	270	—	—	—	282	—
Less certain nonrecurring charitable contributions	1,130	—	—	—	—	1,130	—
Less FDIC special assessment	—	—	—	—	—	—	500
Less merger and integration costs	4,611	16,057	2,734	401	—	23,803	—
Adjusted noninterest expense	$100,400	$93,529	$78,527	$79,148	$72,711	$351,604	$294,921
Net interest income	$149,804	$147,240	$111,415	$107,641	$108,381	$516,100	$416,503
Net interest income (tax-equivalent basis)	150,642	148,088	112,236	108,427	109,004	519,393	419,091
Total noninterest income (loss)	28,795	26,635	(34,552)	23,032	21,997	43,910	39,070
Less gain (loss) from securities, net	64	12	(60,549)	16	—	(60,457)	(56,378)
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(131)	(646)	236	(625)	(2,162)	(1,166)	(2,167)
Less cash life insurance benefit	1,148	—	—	—	—	1,148	2,057
Adjusted noninterest income	27,714	27,269	25,761	23,641	24,159	104,385	95,558
Total revenue	$178,599	$173,875	$76,863	$130,673	$130,378	$560,010	$455,573
Adjusted revenue (tax-equivalent basis)	$178,356	$175,357	$137,997	$132,068	$133,163	$623,778	$514,649
Efficiency ratio	60.2%	63.2%	105.7%	60.9%	56.1%	67.5%	65.2%
Adjusted efficiency ratio (tax- equivalent basis)	56.3%	53.3%	56.9%	59.9%	54.6%	56.4%	57.3%

FB Financial Corporation	19

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Year Ended
Banking segment adjusted efficiency ratio (tax-equivalent)	Dec 2025	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Dec 2025	Dec 2024
Banking segment noninterest expense	$93,556	$96,969	$67,330	$66,909	$61,004	$324,764	$246,490
Less early retirement and severance costs	1,395	—	—	—	463	1,395	1,478
Less loss on lease terminations and other branch closure costs	12	270	—	—	—	282	—
Less certain nonrecurring charitable contributions	1,130	—	—	—	—	1,130	—
Less FDIC special assessment	—	—	—	—	—	—	500
Less merger and integration costs	4,611	16,057	2,734	401	—	23,803	—
Banking segment adjusted noninterest expense	$86,408	$80,642	$64,596	$66,508	$60,541	$298,154	$244,512
Banking segment net interest income	$146,565	$144,859	$108,909	$105,759	$106,793	$506,092	$410,783
Banking segment net interest income (tax-equivalent basis)	147,403	145,707	109,730	106,545	107,416	509,385	413,371
Banking segment noninterest income (loss)	15,207	13,078	(47,720)	10,660	11,311	(8,775)	(8,376)
Less gain (loss) from securities, net	64	12	(60,549)	16	—	(60,457)	(56,378)
Less cash life insurance benefit	1,148	—	—	—	—	1,148	2,057
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(131)	(646)	203	(497)	(2,162)	(1,071)	(2,350)
Banking segment adjusted noninterest income	14,126	13,712	12,626	11,141	13,473	51,605	48,295
Banking segment total revenue	$161,772	$157,937	$61,189	$116,419	$118,104	$497,317	$402,407
Banking segment total adjusted revenue (tax-equivalent basis)	$161,529	$159,419	$122,356	$117,686	$120,889	$560,990	$461,666
Banking segment efficiency ratio	57.8%	61.4%	110.0%	57.5%	51.7%	65.3%	61.3%
Banking segment adjusted efficiency ratio (tax-equivalent basis)	53.5%	50.6%	52.8%	56.5%	50.1%	53.1%	53.0%

FB Financial Corporation	20

Non-GAAP Reconciliations (continued)
Unaudited
(Dollars in Thousands)

	Three Months Ended					Year Ended
Mortgage segment adjusted efficiency ratio (tax-equivalent)	Dec 2025	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Dec 2025	Dec 2024
Mortgage segment noninterest expense	$13,992	$12,887	$13,931	$12,640	$12,170	$53,450	$50,409
Mortgage segment adjusted noninterest expense	$13,992	$12,887	$13,931	$12,640	$12,170	$53,450	$50,409
Mortgage segment net interest income	$3,239	$2,381	$2,506	$1,882	$1,588	$10,008	$5,720
Mortgage segment noninterest income	13,588	13,557	13,168	12,372	10,686	52,685	47,446
Less gain (loss) on sales or write- downs of premises and equipment, other real estate owned and other assets, net	—	—	33	(128)	—	(95)	183
Mortgage segment adjusted noninterest income	13,588	13,557	13,135	12,500	10,686	52,780	47,263
Mortgage segment total revenue	$16,827	$15,938	$15,674	$14,254	$12,274	$62,693	$53,166
Mortgage segment adjusted total revenue	$16,827	$15,938	$15,641	$14,382	$12,274	$62,788	$52,983
Mortgage segment efficiency ratio	83.2%	80.9%	88.9%	88.7%	99.2%	85.3%	94.8%
Mortgage segment adjusted efficiency ratio (tax-equivalent basis)	83.2%	80.9%	89.1%	87.9%	99.2%	85.1%	95.1%

FB Financial Corporation	21

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of
Tangible assets, common equity and related measures	Dec 2025	Sep 2025	Jun 2025	Mar 2025	Dec 2024
Tangible assets
Total assets	$16,300,292	$16,236,459	$13,354,238	$13,136,449	$13,157,482
Less goodwill	350,353	350,353	242,561	242,561	242,561
Less intangibles, net	31,284	33,216	4,475	5,106	5,762
Tangible assets	$15,918,655	$15,852,890	$13,107,202	$12,888,782	$12,909,159
Tangible common equity
Total common shareholders’ equity	$1,948,165	$1,978,043	$1,611,130	$1,601,962	$1,567,538
Less goodwill	350,353	350,353	242,561	242,561	242,561
Less intangibles, net	31,284	33,216	4,475	5,106	5,762
Tangible common equity	$1,566,528	$1,594,474	$1,364,094	$1,354,295	$1,319,215
Common shares outstanding	51,752,401	53,456,522	45,807,689	46,514,547	46,663,120
Book value per common share	$37.64	$37.00	$35.17	$34.44	$33.59
Tangible book value per common share	$30.27	$29.83	$29.78	$29.12	$28.27
Total common shareholders’ equity to total assets	12.0%	12.2%	12.1%	12.2%	11.9%
Tangible common equity to tangible assets	9.84%	10.1%	10.4%	10.5%	10.2%
On-balance sheet liquidity:
Cash and cash equivalents	$1,155,895	$1,280,033	$1,165,729	$794,706	$1,042,488
Unpledged securities	649,000	608,716	547,354	703,117	600,965
Equity securities, at fair value	155	1,450	—	—	—
Total on-balance sheet liquidity	$1,805,050	$1,890,199	$1,713,083	$1,497,823	$1,643,453
On-balance sheet liquidity as a percentage of total assets	11.1%	11.6%	12.8%	11.4%	12.5%
On-balance sheet liquidity as a percentage of total tangible assets	11.3%	11.9%	13.1%	11.6%	12.7%

FB Financial Corporation	22

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Year Ended
Adjusted return on average tangible common equity and related measures	Dec 2025	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Dec 2025	Dec 2024
Average common shareholders’ equity	$1,956,633	$1,977,785	$1,583,099	$1,583,958	$1,564,503	$1,776,945	$1,505,739
Less average goodwill	350,353	350,355	242,561	242,561	242,561	296,901	242,561
Less average intangibles, net	32,301	34,983	4,791	5,426	6,107	19,492	7,177
Average tangible common equity	$1,573,979	$1,592,447	$1,335,747	$1,335,971	$1,315,835	$1,460,552	$1,256,001
Net income	$56,977	$23,375	$2,909	$39,361	$37,886	$122,622	$116,035
Return on average common equity	11.6%	4.69%	0.74%	10.1%	9.63%	6.90%	7.71%
Return on average tangible common equity	14.4%	5.82%	0.87%	11.9%	11.5%	8.40%	9.24%
Adjusted tangible net income	$62,923	$59,144	$41,288	$40,593	$40,343	$203,948	$161,460
Adjusted return on average tangible common equity	15.9%	14.7%	12.4%	12.3%	12.2%	14.0%	12.9%

	Three Months Ended					Year Ended
Adjusted return on average assets, common equity and related measures	Dec 2025	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Dec 2025	Dec 2024
Net income	$56,977	$23,375	$2,909	$39,361	$37,886	$122,622	$116,035
Average assets	16,151,195	16,007,788	13,032,490	13,206,969	13,194,195	14,611,535	12,725,748
Average common equity	1,956,633	1,977,785	1,583,099	1,583,958	1,564,503	1,776,945	1,505,739
Return on average assets	1.40%	0.58%	0.09%	1.21%	1.14%	0.84%	0.91%
Return on average common equity	11.6%	4.69%	0.74%	10.1%	9.63%	6.90%	7.71%
Adjusted net income	$61,494	$57,606	$40,821	$40,108	$39,835	$200,029	$159,281
Adjusted return on average assets	1.51%	1.43%	1.26%	1.23%	1.20%	1.37%	1.25%
Adjusted return on average common equity	12.5%	11.6%	10.3%	10.3%	10.1%	11.3%	10.6%
Adjusted pre-tax pre-provision net income	$77,118	$80,980	$58,649	$52,134	$59,829	$268,881	$217,140
Adjusted pre-tax pre-provision return on average assets	1.89%	2.01%	1.81%	1.60%	1.80%	1.84%	1.71%

FB Financial Corporation	23